SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

          Filed by Registrant:                         X
          Filed by a Party other than the Registrant:  _

          Check the appropriate box:

          _    Preliminary Proxy Statement
          X    Definitive Proxy Statement
          _    Definitive Additional Materials
          _    Soliciting   Materials  Pursuant   to  S   240.14a-11(c)  or
               S 240.14a-12

                              El Chico Restaurants, Inc.
                   (Name of Registrant as Specified in Its Charter)

                              El Chico Restaurants, Inc.
                      (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (Check the appropriate box):

          X $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
          _ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          _ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

               2) Aggregate number of securities to which transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

               4)   Proposed maximum aggregate value of transaction:

          1 Set forth amount on which the filing is calculated and state how it was determined.

          _ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
               1)   Amount Previously Paid:  $_________
               2)   Form, Schedule or Registration Statement No.:
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               4)   Date Filed:

                              EL CHICO RESTAURANTS, INC.
                                    12200 Stemmons
                                      Suite 100
                                 Dallas, Texas  75234


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                To Be Held May 2, 1996


          To the Shareholders
          of El Chico Restaurants, Inc.:


                 NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of El Chico Restaurants, Inc. (the "Company"), will be held at The Texas Commerce Bank Tower, 2200 Ross Avenue, 7th Floor, Dallas, Texas, on Thursday, May 2, 1996, at 10:00 a.m., Dallas time, for the following purposes.

                          1. To elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified.

                          2. To consider and approve the El Chico Restaurants, Inc., 1995 Stock Plan and to ratify the grant of the stock options outstanding thereunder.

                          3. To transact such other business as may properly come before the meeting or any adjournments thereof.

                 The Board of Directors has fixed the close of business on Thursday, March 14, 1996, as the record date for determination of shareholders entitled to notice of and to vote at the annual meeting.

                 Whether or not you expect to attend the meeting in person, you are urged to mark, sign, and date the enclosed form of proxy and return the same promptly so that your shares of stock may be represented and voted at the meeting. You may revoke your proxy at any time before it is voted.

                                                            BY ORDER OF THE
          BOARD OF DIRECTORS



                                                            JOHN A. CUELLAR
                                                            Secretary
          Dallas, Texas
          April 4, 1996

          EL CHICO RESTAURANTS, INC.
          12200 Stemmons
          Suite 100
          Dallas, Texas  75234


          PROXY STATEMENT
          FOR
          ANNUAL MEETING OF SHAREHOLDERS
          To Be Held May 2, 1996


          SOLICITATION AND REVOCABILITY OF PROXIES




                 The accompanying proxy is solicited by the Board of Directors of El Chico Restaurants, Inc., a Texas corporation (the "Company"), to be voted at the meeting of the shareholders of the Company (the "Meeting") to be held Thursday, May 2, 1996, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). When proxies in the accompanying form are properly executed and received, the shares thereby will be voted at the Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of proposal 2.

                 Management does not intend to present any business at the Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

                 Any shareholder giving a proxy may revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a date subsequent to the proxy being revoked. Any shareholder may attend the Meeting and vote in person whether or not such shareholder has previously returned a properly executed proxy to the Company.

                 In addition to the solicitation of proxies by use of the mail, officers and other employees of the Company may solicit the return of proxies. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of stock.
                 The cost of preparing, printing, assembling and mailing the Notice, this Proxy Statement, the form of proxy enclosed herewith and any additional solicitation material, as well as the cost of forwarding solicitation material to the beneficial owners of stock, is to be borne by the Company. This Proxy Statement and the accompanying Notice are first being sent to the shareholders of the Company on or about April 4, 1996.


                                  QUORUM AND VOTING

                 The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock, $.10 par value, of the Company ("Common Stock") entitled to vote is necessary to constitute a quorum with respect to each matter to be considered at the Meeting. If a quorum is not present or represented at the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, may adjourn the Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Meeting is necessary for the election of directors and the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote is necessary for the approval of the El Chico Restaurants, Inc. 1995 Stock Plan and the ratification of the grants of options outstanding thereunder. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Each proposal is tabulated separately. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are each counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

                 The record date for the determination of shareholders entitled to notice of and to vote at the Meeting was the close of business on March 14, 1996. At that date, there were 4,094,380 shares of Common Stock issued and outstanding. Each of such shares is entitled to one vote in each matter to be acted upon at the Meeting. The Company's Articles of Incorporation deny cumulative voting.


               PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

                 The following table sets forth as of March 14, 1996, unless otherwise indicated, (i) the stock ownership of the persons or entities known by management beneficially to own more than 5% of the Common Stock, (ii) the number of shares of Common Stock beneficially owned by each director and nominee, (iii) the number of shares owned by each of the persons named in the Summary Compensation Table, and (iv) the number of shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group.

                                              Amount and Nature of
          Percent
          Name                             Beneficial   Ownership(1)  o   f
          Class
          Wallace A. Jones                51,500  (2)             1.2%
          Lawrence E. White               53,259  (2)             1.3%
          John A. Cuellar  (3)            72,625  (2)             1.8%
          Carmen C. Summers (3)           15,600  (2)             *
          Charles A. Cooper               34,943  (2)             *
          Gary R. Rustmann                 4,000  (2)             *
          Grahame N. Clark, Jr.            7,000  (2)             *
          Jack D. Knox                    17,000  (2)             *
          Joseph V. Mariner, Jr.           8,796  (2)             *
          Joseph S. Thomson               33,500  (2)             *
          Fleming Capital Management, Inc.523,400  (4)           12.8%
          Dimensional Fund Advisors Inc. 266,000  (5)             6.5%
          Fleet Financial Group, Inc.    247,000  (6)             6.0%
          All directors and executive officers as
          a group  (12 persons)          333,756  (2)             7.7%


          *    Less than one percent.


          (1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as noted, the listed individuals have sole investment power and sole voting power as to all shares of stock of which they are identified as being the beneficial owners.

          (2)  Includes shares which may be  acquired within 60 days of the record  date pursuant to  the exercise  of stock  options as
               follows:   Mr.  Jones -  50,000 shares;  Mr. White  - 50,000
               shares;  Mr.  Cuellar - 32,500 shares; Mr.  Rustmann - 4,000
               shares;   Ms. Summers  - 2,000 shares;   Mr. Cooper - 28,750
               shares;  Mr. Clark - 5,000 shares; Mr. Knox - 15,000 shares;
               Mr. Mariner  - 5,000 shares;   Mr. Thomson -  15,000 shares;
               and  all  directors and  executive  officers  as  a group  -
               239,000  shares.  Also includes  5,000 shares awarded to Mr.
               Cuellar for a total of 7,500 shares awarded to all directors and  executive  officers  as  a  group  under  the  earn-out provisions  of the 1990  Long-Term Incentive Plan  which are
               restricted  and  subject  to   the  vesting  and  forfeiture
               provisions of such  plan.  Also includes  2,000 shares owned by Mr. Thomson's  minor son, and  with respect thereto,  Mr.
               Thomson disclaims beneficial ownership.


          (3) Carmen C. Summers and John A. Cuellar are first cousins. There is no other family relationship among any of the directors and any executive officers of the Company.

          (4) The principal business address of Fleming Capital Management, Inc. ("Fleming") is 1285 Avenue of the Americas, 16th Floor, New York, NY 10019. The shares consist of shares held as of December 31, 1995 by one or more Fleming affiliates in their capacities as investment managers or advisors with respect to one or more collective investment funds and/or separate investment accounts.

          (5) The principal business address of Dimensional Fund Advisors, Inc. ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 266,000 shares of Common Stock as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

          (6) The principal business address of Fleet Financial Group, Inc. ("Fleet") is One Federal Street, Boston, MA 02109. The shares consist of shares held as of December 31, 1995 by Fleet, a Parent Holding Company, for the benefit of other persons who have the right to receive dividends and proceeds from the sale of such shares.

                                ELECTION OF DIRECTORS
                                     (Proposal 1)

               The persons named in the enclosed form of proxy, unless such proxy specifies otherwise, intend to vote the shares represented by such proxy for the election of the nominees listed below to hold office until their respective successors shall have been duly elected and qualified.

               The Company's Bylaws fix the number of directors at seven, and five directors will be elected. Proxies cannot be voted for a greater number of persons than the nominees named. Each of the nominees listed below is currently a director of the Company.

               Information regarding each nominee is set forth in the table and text below.

          Nominee                       Age       P o s i t i o n   w i t h
                                                  Company

          Joseph S. Thomson (1)         66       Chairman of the Board

          Wallace A. Jones (2)          44       President, Chief Executive
          Officer and
                                                 Director

          Grahame N. Clark, Jr. (1)     53       Director

          Jack D. Knox (1)              58       Director

          Joseph V. Mariner, Jr. (1)    75       Director

          ___________________


          (1) Member of the Executive Committee, Compensation and Benefits Committee, and the Audit Committee.

          (2)  Member of the Executive Committee.


             If any of the nominees for director should become unavailable to stand for election as a director, the shares represented by the proxy will be voted for such person or persons as may be nominated by the Board of Directors. The Company has no reason to believe that any of the nominees will be unavailable to serve as a director.

             Directors are elected annually by the Company's shareholders and hold office until their successors are elected and qualified. Officers are elected annually by the Board of Directors and serve at the pleasure of the Board.

             Joseph S. Thomson was elected as Chairman of the Board of the Company in November 1994. Mr. Thomson has been a franchisee of the Company since 1969 and currently owns and operates seven franchised El Chico restaurants located in Conway, Arkansas; Fort Smith, Arkansas; Fayetteville, Arkansas; Marshall, Texas; Meridian, Mississippi; and two locations in Jackson, Mississippi. Mr. Thomson has been involved in the operation of several other franchised restaurant concepts since June 1993 and in residential and commercial real estate development since the late 1950s and has owned and operated the Century 21/Page One Real Estate Company in Texarkana, Texas since 1976. He has been a director of the Company since September 1987.

             Wallace A. Jones has been involved in the restaurant industry for over 20 years. From 1974 to October 1986 he held various positions at Casa Bonita, Inc., owner of the Taco Bueno chain of restaurants. From October 1986 to January 1989 he served as President and Chief Executive Officer of Prufrock Restaurants, Inc., owner of the Black-eyed Pea chain of restaurants. From March 1989 to October 1989, he served as Chief Operating Officer, and from October 1989 to May 1990, he served as President and Chief Executive Officer of Warburtons, Inc., a bakery cafe chain. From May 1990 to May 1991, he was self employed developing a new restaurant project. From May 1991 to November 1994, Mr. Jones was employed with Good Eats Restaurant Group, serving as President and Chief Operating Officer from July 1993 to November 1994 and Vice President from May 1991 to July 1993. Mr. Jones was elected President and Chief Executive Officer of the Company in November 1994.

             Grahame N. Clark, Jr., has been employed by BancTec, Inc. (a computer systems manufacturer), since August 1980. Within that corporation he has been a director since September 1985, and Chairman and Chief Executive Officer since April 1987. Mr. Clark has been a director of the Company since February 1990.

             Jack D. Knox is presently Chairman of the Board and an 80% shareholder of Sixx Holdings, Inc., a NASDAQ-listed company which owns an Italian-themed restaurant concept and two restaurants. He also serves as General Partner of Six Flags Over Texas Fund, Ltd., which is the owner of a major amusement park complex in Arlington, Texas. Mr. Knox formerly served as Chairman and Chief Executive Officer of Summit Energy, Inc. (an AMEX-listed oil and gas company). He has been a director of the Company since February 1991.

             Joseph V. Mariner, Jr., an engineer, has managed his personal investments since 1978, when he retired as Chief Executive Officer and a director of Hydrometals, Inc. (a conglomerate engaged in electronics, plumbing and non-powered hand tools). He presently serves as a director of Temtex Industries (a manufacturer of fabricated metal products and structural clay products), Peerless Manufacturing Company (a specialist in gas/liquid separation and pulsation dampening), and Dyson Kissner Moran Corporation (a major New York investment firm). Mr. Mariner is also a director of three privately held corporations. Mr. Mariner has completed terms as a director for First Republic Bank (now NationsBank of Texas, N.A.) and Varo, Inc. (a major defense electronics manufacturer). Mr. Mariner has been a director of the Company since December 1988.





             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.






          Meeting Attendance and Committees of the Board


             The Company has standing Executive, Audit, and Compensation and Benefits Committees of the Board. All members of these Committees are noted in the above table. Except as restricted by applicable law, the Executive Committee has all the powers of the Board of Directors between meetings of the Board.

             The Audit Committee of the Board reviews the scope of the independent auditors' examinations and receives and reviews their reports. In addition, any transaction between the Company and officers or directors and their affiliates, or any related party, must be approved in advance by the Audit Committee as being in the best interest of the Company and on terms no less favorable than the Company could receive from third parties. Lawrence E. White, Chief Financial Officer of the Company, is an ex-officio member of the Audit Committee.

             The Compensation and Benefits Committee is responsible for reviewing the compensation of the officers of the Company. In addition, the Compensation and Benefits Committee administers the Company's 1983 Stock Option Plan, the Stock Option Plan for Nonemployee Directors, the 1986 Employee Stock Bonus Plan, the 1990 Long-Term Incentive Plan, and the 1992 Stock Option Plan. Mr. Jones makes recommendations to the Compensation and Benefits Committee regarding salaries, grants of stock options and stock grants.

             During  Fiscal  1995  the  Board   of  Directors  met  on  six
          occasions; the Audit Committee met on two occasions; the Compensation and Benefits Committee met on two occasions; and the Executive Committee met on three occasions. All directors attended at least seventy-five percent of all meetings of the Board and all committees of which they are members either in person or by telephone as permitted under the Texas Business Corporation Act.

             The Company dissolved  the Nominating Committee in  May, 1995.
          The   Nominating  Committee  was  comprised  of  the  nonemployee directors.


          Director Compensation

             Effective April 1, 1995, those directors who are not employees (other than the Chairman of the Board) of the Company receive an annual retainer of $20,000 payable quarterly, and $500 for each Committee and Board of Directors meeting attended, plus reimbursement of travel and other incidental expenses incurred in connection with attendance at such meetings. The Chairman of the Board receives an annual retainer of $30,000 and the same meeting fee as the other directors. Upon depletion of the annual retainer, directors are entitled to compensation based upon a $1,250 per diem for any consulting or other time spent on behalf of the Company. In addition, the Nonemployee Director Stock Bonus Plan provides for a grant of 500 shares to each nonemployee director on February 1 of each year. As of March 14, 1996,

          Grahame N. Clark, Jr., Jack D. Knox, Joseph V. Mariner, Jr., and Joseph S. Thomson have been granted 2,000 shares each pursuant to this plan.

             Pursuant to the Company's Stock Option Plan for Nonemployee Directors, which was approved by the shareholders on October 12, 1988 (but effective as of December 8, 1987), those directors who are not employees or officers of the Company are issued 10-year options, upon their election to the board, to purchase 10,000 shares of Common Stock at the fair market value thereof on the date of the grant. An aggregate of 100,000 shares was authorized for issuance under the plan, and 50,000 shares remain available for grant; if the 1995 Stock Plan is approved, this Plan will be cancelled (see "Proposal to Approve the El Chico Restaurants, Inc. 1995 Stock Plan"). Grahame N. Clark, Jr., Jack D. Knox, Joseph V. Mariner, Jr., and Joseph S. Thomson have been granted options under the plan. Mr. Clark and Mr. Mariner exercised all of their options in March 1993. The granted options are fully vested.

             Each director who is not an employee of the Company was granted an option to purchase 15,000 shares of Common Stock on September 15, 1994, at the fair market value thereof on the date of the grant.


             Each non-employee director will receive certain compensation in the form of stock options and restricted stock grants under the 1995 Stock Plan, which awards will replace future grants of the aforementioned awards as well as any shares available for grant under the aforementioned plans (see "Proposal to Approve the El Chico Restaurants, Inc. 1995 Stock Plan").


                          COMPENSATION TO EXECUTIVE OFFICERS

             The following table sets forth for the years presented, the compensation of the Company's Chief Executive Officer and the Company's four other most highly compensated Executive Officers serving during 1995.

                              Summary Compensation Table

                             L o n g
                             T e r m
                             Compens
                             ation

        A  n  n  u  a  l
        Compensation   AwardsPayouts

         Name and Principal
         Position           Calendar
                            Year   Salary
                                   ($)     Bonus
                                           ($)     Other
                                                   Annual
                                                   Compensa
                                                   tion
                                                   ($)    Res
                                                          tri
                                                          cte
                                                          d
                                                          Sto
                                                          ck
                                                          Awa
                                                          rds
                                                          ($)Securit
                                                            ies
                                                            Underly
                                                            ing
                                                            OptionsLTIP
                                                                  Payou
                                                                  ts
                                                                  ($) A  l  l
                                                                      Other
                                                                      Compens
                                                                      ation
                                                                      (1)
                                                                      ($)





         Wallace A. Jones (2)
         President,     Chief
         Executive
         Officer and Director1995
                            1994   250,000
                                   20,192          7,200
                                                   582    (3)
                                                          (3)         250,000




         Lawrence E. White
         Executive       Vice
         President  and Chief
         Financial Officer  1995
                            1994
                            1993   167,877
                                   160,000
                                   160,000 60,536
                                           40,000(4)                  25,000(6)
                                                                                      420
                                                                                      57,473(5)


         John A. Cuellar
         Senior          Vice
         President,   General
         Counsel, Secretary
         and Director       1995
                            1994
                            1993   113,611
                                   108,280
                                   108,280 29,263
                                           27,070(4)                                  382
                                                                                      325




         Charles A. Cooper
         Vice President of
         Development        1995
                            1994
                            1993   150,000
                                   150,000
                                   150,000 56,752
                                           52,500(4)                                  420



         Gary R. Rustmann
         Vice President of
         Operations (7)     1995   131,058         6,508  (3)         50,000(8)



            ___________________

          (1)    Represents  employer  matching   contributions  under  the
                 Profit Sharing Plan, except as otherwise noted.

          (2) Mr. Jones was appointed Chief Executive Officer of the Company on November 11, 1994, with his first day of employment being November 28, 1994.

          (3) Annual auto allowance. The amount shown for Mr. Jones in 1994 and Mr. Rustman in 1995 represents the prorata portion of such allowance.

          (4) Includes stock awards in the following amounts: White 259 shares with a value of $2,266, Cuellar 125 shares with a value of $1,094, Cooper 243 shares with a value of $2,126.

          (5)    Amount   paid  on  behalf  of  Mr.  White  for  relocation
                 expenses. Includes $426 of employer matching contribution under the Profit Sharing Plan.

          (6)    Subject  to  shareholder  approval  at  the  May  2,  1996
                 Shareholders' Meeting.   (See "Proposal to Approve  the El
                 Chico Restaurants, Inc. 1995 Stock Plan").

          (7) Mr. Rustmann was appointed Vice President of Operations in January 1995. Mr. Rustmann's compensation package includes annual base compensation of $145,000, an annual auto allowance of $7,200, plus an annual bonus based on the Company's earnings improvement from the prior year, which bonus shall have a target payout of 35% of base salary for achieving certain financial results, and a maximum of 52.5% for surpassing those results.

          (8) 30,000 of the option grants are subject to shareholder approval at the May 2, 1996 Shareholders' Meeting, (See "Proposal to Approve the El Chico Restaurants, Inc. 1995 Stock Plan").

          Option Grants in 1995





          Individual
          Grants                         Potential
                                         Realizable
                                         Value
                                         at    Assumed
                                         Annual Rates
                                         of      Stock
                                         P  r  i  c  e
                                         Appreciation
                                         for    Option
                                         Term  (1)


          Name            Number of
                         Securities
                         Underlying
                         Options Granted % of Total
                                         O p t i o n s
                                         Granted
                                         to Employees
                                            in    1995
                                         (2)         Exercise
                                                     Price
                                                       ($/Sh)Expiratio
                                                             n
                                                                Date   5% ($)   10% ($)




          Gary R. Rustmann

          G a r y      R .
          Rustmann

          Lawrence      E.
          White           20,000 (3)

                          30,000 (3), (4)

                          25,000 (3), (4)  8.5%

                                         12.7%

                                         10.6%       10.50

                                                     10.00

                                                     10.00   02/01/05

                                                             10/27/05

                                                             10/27/05  132,000

                                                                       188,700

                                                                       157,250  334,600

                                                                                478,200

                                                                                398,500



            ___________________


          (1) The numbers shown reflect the values accumulated over a 10-year period.

          (2) Includes 138,000 option grants subject to shareholder approval at the May 2, 1996 Shareholders' Meeting (see "Proposal to Approve the El Chico Restaurants, Inc., 1995 Stock Plan").

          (3) The exercise price for each option is the fair market value of the Common Stock on the date of grant. The options are exercisable, cumulatively, 20% per anniversary date of grant. In addition, the options become exercisable in full upon a change in control of the Company, whether by reorganization, consolidation, merger or otherwise, or upon a sale, lease, exchange or other disposition of all or substantially all of the assets of the Company.

          (4) Subject to Shareholder approval at the May 2, 1996 Shareholders' Meeting (see "Proposal to Approve the El Chico Restaurants, Inc. 1995 Stock Plan").

          Aggregated Option Exercises in Last Fiscal Year
          a n d        Y e a r - E n d        O p t i o n       V a l u e s


                                             Number ofValue of Unexercised
                                        Securities Underlying          in-the-Money
                                        Unexercised Options             Options at
                                         December 31, 1995       December 31, 1995 ($) (1)

                            Shares
                           Acquired     Value
                        On Exercise (#)Realized ($)Exercisable/UnexercisableExercisable/Unexercisable

            Wallace A. Jones   -        -          50,000/200,000          (2)       0/0

            Lawrence E. White  -        -          50,000/0    (4)         0/0
                                                   0/25,000    (6), (7)    0/0

            John A. Cuellar    -        -          7,500/42,500            (3)       0/0
                                                   25,000/0   (4)          0/0

            Charles A. Cooper  -        -          3,750/21,250            (3)       0/0
                                                   25,000/0   (4)          0/0

            Gary R. Rustmann   -        -          0/20,000   (5)          0/0
                                                   0/30,000   (6), (7)     0/0

          (1)  Stock price closed at $9.50 on December 29, 1995
          (2)  Exercise price is $12.13
          (3)  Exercise price is $9.63
          (4)  Exercise price is $9.56
          (5)  Exercise price is $10.50
          (6)  Exercise price is $10.00
          (7)  Subject to shareholder approval at the May 2, 1996
               Shareholders' Meeting (see "Proposal to Approve the El Chico Restaurants, Inc. 1995 Stock Plan").


               There were no Option/SAR repricings, nor long-term incentive plan awards during 1995. Accordingly, disclosure tables are not presented.


          Compensation Committee Interlocks and Insider Participation

               No member of the Compensation and Benefits Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. In 1995, no executive officer of the Company served on the Compensation and Benefits Committee, or similar committee, or as a director of another entity, one of whose executive officers served on the Compensation and Benefits Committee or on the Company's Board of Directors.

          Section 16(a) Compliance

               Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, from January 1, 1995 to December 31, 1995, all filing requirements applicable to its officers, directors, and greater than 10-percent beneficial owners were timely met.

          REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE




               The Compensation and Benefits Committee of the Board of Directors, comprised of the four undersigned outside directors of the Company, has responsibility for determining compensation plans for all officers of the Company. During 1995, the Committee met to consider compensation for certain newly hired executive officers, short-term bonus plans, and a new stock compensation plan (see Proposal to Approve the El Chico Restaurants, Inc. 1995 Stock Plan).

               The Committee has adopted a long-standing policy, which was based on review of recommendations by an outside consulting firm, that the Companys executive compensation plan should have three principal components:

               - Competitive base salaries. In order to attract and retain high-quality management the Company should offer appropriate salaries commensurate with their skills and experience. The Committee considers recommendations by the Chief Executive Officer in determining other executive base salaries, as well as information on industry practice as provided by the outside consulting firm and other available sources.

               - A short-term bonus plan. To encourage and reward near-term improvements in the Companys performance, the Committee determined to offer an annual bonus plan based on pre-tax earnings improvements from the prior year. The plan considers Company budget objectives and awards participating executives a percentage of their base salary up to targets determined by a review of industry practice. Bonuses for profit improvements up to a target level are paid in cash, and profit improvements above the target level are paid half in cash and half in stock.

               - A long-term incentive plan. The Committee determined to establish a long-term incentive plan to accomplish the following objectives:

                         reward sustained performance;
                         balance short-term and long-term focus;
                         attract and retain qualified management;
                         build executive equity ownership;
                         align executive and shareholder interests; and minimize adverse financial statement impact of awards.

                  To these ends, the Committee determined that stock option awards are most effective in accomplishing the desired objectives.

               The Company has not made significant use of supplemental executive benefits and perquisites such as supplemental retirement benefits, executive physical exams, or financial planning services, as is done in many companies in its industry. Instead, compensation has emphasized the above described plans.

               The Committee is responsible for reviewing and recommending base salary changes for officers. In 1995, no increases were
          made to the  base salary  of the  Chief Executive  Officer.   Mr.
          Jones base salary was negotiated as part of an employment agreement entered into upon his joining the Company in November 1994, and no changes have been made. As reported previously, the base salaries of two executive officers named in the compensation tables, Mr. Cuellar and Mr. White, were increased in 1995 based on recommendations of the Committee in 1994. The Committee also reviewed recommendations by the Chief Executive Officer for compensation packages for two newly hired executive officers, including one named in the compensation tables, Mr. Rustmann, and recommended approval of those packages to the Board of Directors. Various considerations were reviewed in the determination of these packages including industry practice based on advice from the executive search firm retained to recruit candidates for these positions and the present compensation of actual candidates, as well as existing Company compensation practices. Initial compensation of these officers included base salaries, stock options, and participation in the executive short-term bonus plan with targets established commensurate with the individuals responsibilities based on a study done in 1992 by an outside consulting firm.

               The executive short-term bonus plan for 1995 was based on a pre-determined formula designed to pay bonuses ratably as pre-tax profits improved over a base improvement of 12.5% above actual 1994 pre-tax profits. The ratable payout formula had a target of a pre-tax profit improvement based on the Companys 1995 operating budget as approved by the Board of Directors. The target payout was at a pre-tax profit improvement of 22.5% over 1994. Because the base profit improvement was not achieved, no bonuses were awarded under the plan.

               The Committee also recommends awards under stock option plans. An initial stock option grant of 20,000 shares was made to a newly hired named executive officer, Mr. Rustmann. Additionally, the Board is recommending shareholder approval of a new plan and ratification of certain awards under that plan (see Proposal to Approve the El Chico Restaurants, Inc. 1995 Stock
          Plan). Included in the awards recommended to be ratified are stock options for two named executive officers, Mr. Rustmann (30,000 shares) and Mr. White (25,000 shares). No other stock option grants were made nor existing stock options repriced in 1995 to named executive officers, and none of the present named executive officers exercised any stock options in 1995.

               Federal income tax legislation has limited the deductibility of certain compensation paid to the Chief Executive Officer and covered employees to the extent the compensation exceeds $1,000,000. Performance-based compensation and certain other compensation, as defined, is not subject to the deduction limitation of this regulation section 162(m). It is not currently anticipated that any covered employee would earn annual compensation in excess of the one million dollar definition under existing or proposed compensation plans. The Company continually reviews its compensation plans to minimize or avoid potential adverse effects of this legislation. The Committee will consider recommending such steps as may be required to qualify either annual or long-term incentive compensation for deductibility if that appears appropriate at some time in the future.

               The accompanying graph of total return performance for the Companys Common Stock compared with the NASDAQ broad market index of U.S. companies, and the peer group index of NASDAQ restaurant companies is an integral part of this report. The peer group index is determined and constructed independently by the Center for Research in Security Prices of the University of Chicago.

                                        Members  of  the  Compensation  and
          Benefits Committee



                                        Grahame N. Clark, Jr., Chairman
                                        Jack D. Knox
                                        Joseph V. Mariner, Jr.
                                        Joseph S. Thomson

                   COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                                Performance Graph for
                              EL CHICO RESTAURANTS, INC.


               Prepared by the Center for Research in Security Prices Produced on 02/28/95 including data to 12/30/94


               [GRAPH GOES HERE]








                             12/29/89 12/31/90   12/31/91  12/31/92  12/31/93  12/30/94

            E l      C h i c o
            Restaurants, Inc.100.0    74.1       111.1     377.8     466.7     259.3


            NASDAQ           100.0    84.9       136.3     158.6     180.9     176.9

            Eating         and
            drinking places  100.0    81.6       135.9     189.9     192.5     139.1


          Notes:

          A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
          B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
          C.   If the monthly  interval, based on  the fiscal year-end,  is not a trading day, the preceding trading day is used.
          D.   The  index  level for  all  series  was  set to  $100.00  on
               12/29/89.

          PROPOSAL TO APPROVE THE EL CHICO RESTAURANTS, INC.
          1995 STOCK PLAN
          (Proposal 2)



          General

               On October 27, 1995, the Board of Directors of the Company adopted the El Chico Restaurants, Inc. 1995 Stock Plan (the "1995 Plan"), which became effective on the date of adoption by the Board of Directors, subject to shareholder approval. The purpose of the 1995 Plan is to provide an incentive to key employees and directors of the Company and its subsidiaries to remain in the service of the Company and its subsidiaries, to extend to such persons the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its subsidiaries.


               Shareholder approval of the 1995 Plan is necessary for qualification of the 1995 Plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). If the 1995 Plan is not approved by the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the 1996 Annual Meeting, none of the options granted under the 1995 Plan shall constitute incentive options and, in the event that the 1995 Plan is not so approved at the 1996 Annual Meeting, any awards or options granted under the 1995 Plan before the date such shareholders do approve the 1995 Plan to individuals subject to potential liability under the "short-swing" profit provisions of
          Section 16(b) of the 1934 Act shall be null, void, and of no force and effect as of their date of grant.

               The 1995 Plan was intended to replace and cancel the Company's (i) 1986 Employee Stock Bonus Plan; (ii) 1987 Non-Employee Director Stock Option Plan; (iii) 1990 Restaurant General Managers' Restricted Stock Bonus Plan; (iv) 1992 Non-Employee Director Stock Bonus Plan and (v) 1992 Non-Incentive Stock Option Plan. As of March 14, 1996 these plans presently have 282,769 shares available for grant that will be canceled upon approval of the 1995 Plan.

               The description of the 1995 Plan contained herein is a summary of its principal terms and provisions and is qualified in its entirety by reference to the 1995 Plan which is attached hereto as Exhibit A.

          Grant, Term and Restrictions on Awards

               The 1995 Plan is an arrangement under which certain individuals may be granted awards ("Awards") for incentive stock options, nonstatutory stock options and restricted stock. Awards granted under the 1995 Plan may include incentive stock options, which are qualified under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, which are not qualified under section 422 of the Code, and restricted stock. Restricted stock is Common Stock that may not be disposed of or encumbered in any way until the periods of restriction on the stock have elapsed. Discretionary Awards may be granted by the Committee or, in limited circumstances, the chief executive officer of the Company. In some circumstances, the Committee may also make discretionary cash awards in connection with the grant of a discretionary stock Award.

               Each Award is granted under an agreement (the "Agreement") between the Company and the individual receiving the Award. The Agreement specifies the exercise periods of options and the restriction periods of restricted stock. The rights under the Agreement are not transferable by the individual except under the laws of descent and distribution. During the lifetime of the individual receiving an Award, Awards are exercisable only by him or his legal representative.

          Administration of the 1995 Plan

               The 1995 Plan  is administered by  a committee comprised  of all the nonemployee directors of the Company (the "Committee"). The Committee is authorized to designate recipients of discretionary Awards granted under the 1995 Plan, to interpret and construe the provisions of the 1995 Plan and any discretionary Awards granted thereunder, and to do all things necessary or appropriate to administer the 1995 Plan in accordance with its terms.

          Awards; Outstanding Stock Options

               Awards. The 1995 Plan provides for (i) the discretionary granting of incentive stock options to certain key employees and employee directors of the Company, (ii) the discretionary granting of nonstatutory stock options to certain key employees and employee directors of the Company, and (iii) the discretionary award of restricted stock to certain key employees and employee directors of the Company.

               Additionally, certain formula grants of nonstatutory stock options and awards of restricted stock are provided for nonemployee  directors of  the  Company  (i.e.,  members  of  the
          Committee). These formula grants include (i) an initial nonstatutory stock option to purchase 2,500 shares of Common Stock to each current member of the Committee, such grant to be effective at the first Board of Directors meeting following the 1996 Annual Meeting; (ii) an initial nonstatutory stock option to purchase 10,000 shares to future members of the Committee, such grant to be effective upon such person's first attendance at a meeting of the Committee following his or her appointment thereto; (iii) an additional nonstatutory stock option to purchase 2,500 shares of Common Stock to each person who is a member of the Committee both before and after any annual meeting of shareholders (beginning with the 1996 Annual Meeting), such grant to be effective as of the first meeting of the Board of Directors in the calendar year following each such annual meeting of shareholders; and (iv) an annual Award of 500 shares of restricted stock granted each February, with the first such Award being granted at the first Board of Directors meeting following the 1996 Annual Meeting (but to be effective as of February 1,
          1996). Each of the formula nonstatutory stock options granted to Committee members under the 1995 Plan will be granted with an exercise price equal to the fair market value of the Common Stock on the last business day prior to the date of grant. Such nonstatutory stock options become exercisable with respect to 20% of the underlying Common Stock on each of the first five anniversaries of the date of grant. Each formula Award of restricted stock to a Committee member under the 1995 Plan has a restricted period of six (6) months following the date of grant thereof.

               Outstanding Stock Options. In connection with its approval of the 1995 Plan, the Committee approved the granting of the following nonstatutory stock options under the 1995 Plan (the "Outstanding Stock Options"): (i) nonstatutory stock options to acquire an aggregate of 54,000 shares of Common Stock to six non-officer/non-director employees of the Company; (ii) nonstatutory stock options to acquire an aggregate of 4,000 shares of Common Stock to one employee director of the Company; and (iii) nonstatutory stock options to acquire an aggregate of 80,000 shares of Common Stock to three executive officers of the Company, two of whom are Named Executive Officers. Each of the Outstanding Stock Options has an exercise price of $10.00 per share, the fair market value of the Common Stock on the day immediately prior to the date of grant of each of such Outstanding Stock Options. The Outstanding Stock Options vest 20% on each of the first five anniversaries of the date of grant. The Outstanding Stock Options are subject to ratification by the shareholders at the Annual Meeting. If not ratified, the Outstanding Stock Options granted to Ms. Summers (4,000 shares), Mr. White (25,000 shares), Mr. Rustmann (30,000 shares) and
          Mr. Sick (25,000 shares) will be null and void, but the Outstanding Stock Options granted to the six non-officer/non-director employees of the Company (54,000 shares) will remain outstanding.

          Eligibility

               Discretionary Awards may be granted under the 1995 Plan to key employees of the Company, including officers and employee directors, but not to nonemployee directors of the Company. The Committee and the chief executive officer of the Company, in their discretion as outlined in the 1995 Plan, determine which eligible individuals will receive discretionary Awards under the 1995 Plan.

               The formula Awards described in "Awards; Outstanding Stock OptionsAwards" above are granted only to nonemployee directors of the Company.

               The approximate number of individuals who are eligible to receive discretionary Awards under the 1995 Plan is 3,900. The number of nonemployee directors of the Company who are eligible to receive formula Awards under the 1995 Plan is four. No individual may receive awards for more than 100,000 shares in any single year.

          Stock Subject to the Plan

               The total number of shares of Common Stock that may be issued under the 1995 Plan is 400,000 shares, which includes the 138,000 shares already reserved for issuance in connection with the Outstanding Stock Options. The net increase in shares available under approved plans is 117,231 after cancellation of existing plan shares available for grant. However, this 400,000 share figure is subject to adjustment upon the occurrence of a recapitalization, stock split or similar event. See "Merger Acquisition, Etc. of the Company."

          Description and Value of the Outstanding Stock Options

               As of March 14, 1996, the aggregate value of the 138,000 shares of Common Stock reserved for issuance upon the exercise of the Outstanding Stock Options was $1,225,000, based on the closing sales price of $8.88 per share for the Common Stock on March 14, 1996 as reported by The Wall Street Journal. Such aggregate value includes attributing a value of $8.88 per share to the Outstanding Stock Options, none of which was in the money as of March 14, 1996. The Outstanding Stock Options will not begin to be in the money until the market price of the Common Stock increases 12.7% from the March 14, 1996 closing price.

               The following table sets forth as of March 14, 1996 the dollar value of the Outstanding Stock Options with respect to the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.


                                               The     Outstanding    Stock
          Options


                                                               Shares of
                                                     Common Stock
                                                      Underlying the

                Name and Position            Dollar Value(1)
              Outstanding Options


          Wallace A. Jones            $                --
          --

          Lawrence E. White            0                    25,000

          John A. Cuellar                              --
          --

          Charles A. Cooper            --                              --

          Gary Rustmann                0                    30,000

          Executive Group(2)           0
          80,000

          Non-Executive Director Group                 0
          4,000

          Non-Executive Officer Employee Group(3)      0
          58,000
          _______________

          (1) Based on the difference between the closing sales price per share of Common Stock on March 14, 1996 ($8.875) as reported, by The Wall Street Journal and the $10.00 exercise price for such options.
          (2) Includes 55,000 shares underlying the options for Messrs. White and Rustmann, who are also Named Executive Officers.
          (3) Includes 4,000 shares underlying the options for Ms. Carmen Summers, who is a director of the Company but not an executive officer.

          Exercise Price

               The exercise price for each share of Common Stock covered by an incentive stock option granted under the 1995 Plan shall be not less than the greater of the par value of the Common Stock or 100% of the fair market value of such share on the business day immediately prior to the date that the incentive option is granted. The purchase price for each share of Common Stock covered by a nonstatutory stock option granted under the 1995 Plan shall be not less than the greater of the par value of the Common Stock or 50% of the fair market value of such share on the business day immediately prior to the date that the nonstatutory stock option is granted. The exercise price of any stock option granted under the 1995 Plan may be paid by cash, check or, with the consent of the Committee, shares of Common Stock owned for at least six months by the person exercising such option. Awards of restricted stock are granted without a purchase or exercise price.

          Termination of Awards

               Discretionary  Awards.   Awards of  incentive stock  options
          granted under the 1995 Plan terminate with respect to any portion of the incentive stock option not previously exercised by an individual after ten years from the date that the incentive option is granted, unless the option terminates sooner by reason of termination of employment, disability or death as described therein. Although the 1995 Plan permits flexibility in this area, the Company anticipates that each Agreement governing a discretionary Award will provide the following terms with respect to termination of such Awards: (i) the unexercised or restricted portion of a discretionary Award will terminate immediately if an individual's employment is terminated for reason of misconduct;
          (ii) if employment is voluntarily terminated by the employee, such portion of the Award will terminate 30 days after employment is terminated; (iii) if employment is terminated by the Company for reasons other than misconduct, such portion of the Award shall terminate 90 days after employment is terminated; and (iv) the unexercised or restricted portion of a discretionary Award will terminate 12 months after the occurrence of the disability or death of an individual. The Outstanding Stock Options, each of which was a discretionary Award, contain termination provisions substantially similar to those described above.

               Formula Awards. With respect to formula Awards granted to the nonemployee directors of the Company, the 1995 Plan provides that the unexercised or restricted portion of such formula Award will terminate 30 days after such nonemployee director ceases to be a director of the Company.

          Merger, Acquisition, Etc. of the Company

               The 1995 Plan contains antidilution provisions applicable in the event of any change in the number of outstanding shares of Common Stock of the Company that is (i) effective without receipt of consideration by the Company, by reason of a stock dividend, split or other recapitalization or merger in which the Company is the surviving entity, (ii) by reason of a spinoff to the shareholders of a part of the Company into a separate entity, or
          (iii) by reason of assumptions and conversions of outstanding Awards due to an acquisition of the Company. In any such event, appropriate adjustments will be made in the maximum number of shares that may be issued under the 1995 Plan and the number of shares under and exercise price of outstanding Awards.

               In addition, in the case of (i) a dissolution or liquidation of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) a transaction in which another entity becomes the owner of at least 50% of the total voting power of all classes of stock of the Company, every Award made pursuant to the 1995 Plan shall terminate. However, immediately prior to such a transaction, the holders of such Awards shall have the right to exercise all options and the restrictions applicable to the holders of restricted stock shall lapse.

          Tax Consequences

               An individual who receives an Award of restricted stock is taxed at the time that the Award is no longer subject to a substantial risk of forfeiture or becomes transferable, whichever occurs first. At such time, he will include in gross income the excess of the then fair market value of the restricted stock over the amount, if any, paid for such stock. However, the individual may elect to include the fair market value of restricted stock (determined without regard to any restriction, other than a restriction which by its terms will never lapse) in his gross income for the taxable year in which he first receives such stock by filing an election with the IRS under Section 83(b) of the Code within 30 days after such receipt. The Company shall receive a deduction from income in the same tax year that the individual recognizes tax on the restricted stock that is in the same amount as the amount on which such individual is taxed.

               An individual who receives a nonstatutory stock option generally will be taxed at the time that he exercises the nonstatutory option. At such time, he will include in gross income the difference between the exercise price and the fair market value of the stock at the time of exercise. The Company shall receive a deduction from income in the same tax year that the individual recognizes tax on exercise of the nonstatutory option that is in the same amount as the amount on which such individual is taxed.

               An individual who receives an incentive stock option shall not be taxed at the time of receipt or exercise of the incentive stock option. The amount subject to taxation is amount of gain recognized upon the disposition of the stock purchased with the incentive option, provided the statutory holding period is satisfied. The Company receives no deduction from income in connection with the Award of an incentive option.

          Amendments

               The Board of Directors or the Committee may at any time, without the consent of the holders of Awards, alter, amend, revise, suspend or discontinue the 1995 Plan, provided that such action shall not adversely affect Awards previously granted under the 1995 Plan. Any amendments to the 1995 Plan which would (i) materially increase the benefits accruing to Individuals participating in the 199 Plan, (ii) materially increase the number of shares of Common Stock subject to the 1995 Plan or
          (iii) materially modify the requirements as to eligibility for participation in the 1995 Plan must be approved, directly or indirectly, by a majority of the shareholders of the Company represented and entitled to vote thereon at a meeting of the shareholders of the Company.

          Registration

               The Company anticipates registering the shares issuable pursuant to Awards made under the 1995 Plan with the Securities and Exchange Commission during 1996.





               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1995 PLAN AND RATIFICATION OF THE GRANT OF THE STOCK OPTIONS OUTSTANDING THEREUNDER.

                                 CERTAIN TRANSACTIONS


               During 1985, the Company leased property from Frank Cuellar and Sons, Inc. ("FC&S") for use as a Company restaurant, which opened in May 1987. The lease expires in May 1998, provides for one renewal of five years and requires monthly rental payments of $4,500 (the base rent) plus 5% of monthly gross sales exceeding $90,000. During 1995, the Company made payments to FC&S of approximately $76,043 under the lease. John A. Cuellar, an officer and a director of the Company, owns 45.6% of FC&S. The foregoing transactions were approved by the disinterested directors after the Audit Committee found them to be in the best interests of the Company and on terms no less favorable than could have been obtained from independent parties.

               Carmen C. Summers, a director of the Company, has been employed by the Company in various management capacities since July 1986. During 1995, the Company paid Ms. Summers approximately $74,164 as compensation. Management of the Company advises the Compensation and Benefits Committee of the Board of Directors as to Ms. Summers' compensation.

               Joseph S. Thomson, Chairman of the Board of the Company, owns 100% of the stock of two corporations that own and operate seven franchised El Chico restaurants located in Conway, Arkansas; Fort Smith, Arkansas; Fayetteville, Arkansas; Marshall, Texas; Meridian, Mississippi; and two locations in Jackson, Mississippi. Each of these franchises was initially granted before Mr. Thomson was elected a director, and all seven franchises were granted on the same terms as franchises granted to other independent parties. Effective January 1, 1993, each franchise agreement was renewed and extended using the Company's new form of franchise agreement, as amended. The foregoing transactions were approved by the disinterested directors after the Audit Committee found them to be in the best interests of the Company and on terms no less favorable then could have been obtained from independent parties. During Fiscal 1995, total royalty and marketing fees paid to the Company under the franchise agreements entered into with Mr. Thomson were approximately $536,049.



                              PROPOSALS OF SHAREHOLDERS

               Shareholders of the Company who intend to present a proposal for action at the 1997 annual meeting of shareholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not less than 120 days in advance of April 4, 1997 for such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                      RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

               The Company's Independent Public Accountants for the year ended December 31, 1995, were the firm of KPMG Peat Marwick LLP. It is expected that one or more representatives of such firm will attend the Meeting, will be given the opportunity, if they so desire, to make statements and will be available to respond to appropriate questions. The Board of Directors, on recommendation of the Audit Committee, has selected the firm of KPMG Peat Marwick LLP as the Company's Independent Accountants for the year ending December 31, 1996.



                                    ANNUAL REPORT


               The 1995 Annual Report is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material.




                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       JOSEPH S. THOMSON
                                       Chairman of the Board



          April 4, 1996
          Dallas, Texas





               IT   IS  IMPORTANT  THAT   PROXIES  BE   RETURNED  PROMPTLY.

          SHAREHOLDERS, WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED, ARE URGED TO DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     EXHIBIT "A"




          EL CHICO RESTAURANTS, INC.

          1995 STOCK PLAN


          Scope and Purpose of Plan

               This El Chico Restaurants, Inc. 1995 Stock Plan (the "Plan") provides for the granting of:


                  (a) Incentive Options (hereinafter defined) to certain key employees of El Chico Restaurants, Inc., a Texas corporation (the "Corporation"), or of its Affiliates (hereinafter defined); and


                  (b) Nonstatutory Stock Options (hereinafter defined) to certain key employees, employee directors and nonemployee directors of the Corporation or of its Affiliates;

                  (c)    Restricted Stock (hereinafter  defined) to certain

               key employees and nonemployee directors of the Corporation or of its Affiliates.

               The purpose of the Plan is to provide an incentive for key employees and directors of the Corporation or its Affiliates to remain in the service of the Corporation or its Affiliates, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Affiliates.

               SECTION 1.     Definitions

               1.1       "Act"  shall mean  the Securities Exchange  Act of

          1934, as amended.

               1.2 "Affiliates" shall mean (a) any corporation, other than the Corporation, in an unbroken chain of corporations ending with the Corporation if each of the corporations, other than the

          Corporation, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (b) any corporation, other than the Corporation, in an unbroken chain of corporations beginning with the Corporation if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


               1.3 "Agreement" shall mean the written agreement between the Corporation and a Holder evidencing the Award granted by the Corporation and the understanding of the parties with respect thereto.


               1.4 "Award" shall mean an award granted in accordance with the provisions of the Plan in the form of an Option, Restricted Stock or any combination thereof.

               1.5       "Board  of  Directors"  shall mean  the  board  of

          directors of the Corporation.

               1.6 "Code" shall mean the Internal Revenue Code of 1986, as amended.


               1.7 "Committee" shall mean the committee appointed pursuant to Section 3 hereof by the Board of Directors to administer this Plan.

               1.8       "Eligible   Individuals"    shall   mean   (a) key

          employees, including officers and directors who are also employees of the Corporation or any of its Affiliates and
          (b) nonemployee directors of the Corporation or of any of its Affiliates. Notwithstanding the foregoing provisions of this
          Section 1.8,  to  ensure  that  the  requirements  of  the  third sentence of Section 3.1 are satisfied, the Board of Directors may from time to time specify individuals who shall not be eligible for the Awards or the grant of options or stock appreciation rights or allocations of stock under any other plan of the Corporation or its affiliates (as such terms are used in

          Subsection (d)(3) of Rule 16b-3 promulgated under the Act); provided, however, the Board of Directors may at any time determine that any individual who has been so excluded from eligibility shall become eligible for Awards and grants of such options or stock appreciation rights or allocations of stock under any other plans of the Corporation and its Affiliates as it may specify.

               1.9       "Fair Market Value" shall mean:

                  (a)    If shares of Stock of the same class are listed or

               admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, the last reported sale price on such exchange on the last business day prior to the date in question; or


                  (b) If shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subsection 1.9(a) and sales prices therefor in the over-the-counter market shall be reported by the

               National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System at the date of determining the Fair Market Value, the last reported sale price so reported on the last business day prior to the date in question; or


                  (c) If Shares of Stock of the same class shall not be listed or admitted to unlisted trading privileges as provided in Subsection 1.9(a) and sales prices therefor shall not be reported by the NASDAQ National Market System as provided in Subsection 1.9(b), and bid and asked prices therefor in the over-the-counter market shall be reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, the average of the closing bid and asked prices on the last business day prior to the date in question; and

                  (d)    If shares of Stock of  the same class shall not be
               listed  or  admitted  to  unlisted   trading  privileges  as

               provided in Subsection 1.9(a) and sales prices or bid and asked prices therefor shall not be reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.9(b) or Subsection 1.9(c) at the date of determining the Fair Market Value, the value determined in good faith by the Board of Directors.

               For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

               1.10 "Holder" shall mean an Eligible Individual to whom an Award has been granted.


               1.11 "Incentive Options" shall mean stock options that are intended to satisfy the requirements of section 422 of the Code.

               1.12      "Nonstatutory  Options" shall  mean stock  options

          that do not satisfy the requirements of section 422 of the Code.

               1.13 "Options" shall mean either Incentive Options or Nonstatutory Options, or both.


               1.14 "Restricted Stock" shall mean Stock delivered under the Plan that is subject to (i) the requirements of Section 6 and (ii) such other restrictions as the Committee deems appropriate or desirable.


               1.15 "Restriction Period" shall mean the period or periods specified in this Agreement or in the Restricted Stock Agreement of the Holder, which shall specify a period commencing on the date an Award is granted and ending on such date as the Committee shall determine.


               1.16 "Stock" shall mean the Corporation's authorized $.01 par value common stock, together with any other securities with respect to which Options granted hereunder may become exercisable.


               SECTION 2. Stock and Maximum Number of Shares Subject to the Plan

               2.1       Description of Stock and Maximum Shares Allocated.

          Both Restricted Stock and Stock which Options granted hereunder give a Holder the right to purchase may be unissued or reacquired shares of Stock, as the Board of Directors may, in its sole and absolute discretion from time to time determine.


               Subject to the adjustments in Section 7.6 hereof, the aggregate number of (i) shares of Restricted Stock that may be the subject of an Award hereunder and (ii) shares of Stock that may be issued pursuant to the exercises of all Options granted hereunder shall not exceed 400,000 shares of Stock.

               2.2 Restoration of Unpurchased Shares. If an Award hereunder expires or terminates for any reason during the term of this Plan and prior to the completion of the Restriction Period or exercise of an Option in full or if all of the shares of Stock subject to an Award have not for any other reason been issued pursuant to the Award, the shares of Stock subject to but not issued or otherwise used under such Award shall be "restored" to the Plan by again being available for Awards granted after the shares' restoration

               2.3 Maximum Number of Shares and Awards that May be Granted to Committee Members. Notwithstanding any other provision in the Plan or any Agreement, other than the provisions of Subsection 3.1(a) concerning "disinterested persons," the maximum number of shares that any Committee member who is not a disinterested person (as specified in Section 3) may acquire hereunder pursuant to an Award to any Committee member who is not a disinterested person is 0 shares. In addition, the maximum period that may be specified in the Agreement of a Committee member who is not a disinterested person within which an Option or Award granted hereunder may be exercised is ten (10) years.

               2.4       Issuance  of  stock  in  Name  of  Holder.    Upon

          issuance of Stock to any Holder pursuant to the terms of this Plan and any Holder's Agreement, such Stock shall only be issued into the name of the Holder or his or her legal representative.

               SECTION 3.  Administration of the Plan


               3.1 Committee. The Plan shall be administered by the Committee. The Committee shall consist of all non-employee members of the Board of Directors. In the event that the Stock is registered under Section 12 of the Act, all members of the

          Committee shall be "disinterested persons," as defined in Rule 16b-3 promulgated under the Act, and shall be subject to the following limitations:

                  (a)    Except  for  awards  granted pursuant  to  Section

               3.1(b) or pursuant to other plans of the Corporation or its Affiliates that meet the requirements of Rule 16b-3(c), members of the Committee shall not be eligible to receive stock options, stock appreciation rights, or an allocation of stock under any plan of the Corporation or its Affiliates

               (as such terms are used in Rule 16b-3) while they are serving as members of the Committee, and they must not have received such options, stock appreciation rights, or an allocation of stock under any plan of the Corporation or its Affiliates within one year prior to their appointment to the

               Committee.

                  (b) Awards shall be granted to each current and future member of the Committee as follows:


                  3.1.1 An option to purchase 2,500 shares of Stock will be granted to current members of the Committee and an option to purchase 10,000 shares of Stock will be granted to future members of the Committee upon appointment and participation as a member thereof.

                         Said Option may be exercised with respect to 20 percent of said Stock on each of the first five anniversaries of the date of such grant. This grant shall be effective as of the first meeting of the Committee at which such member shall attend in person and vote; provided, however, that for those persons who are members of the Committee at the date the shareholders of the Corporation approve this section, this grant shall be effective as of the first meeting of the Board of

                         Directors in the calendar year following the date of such approval by the shareholders.

                  3.1.2 For each person who is a member of the Committee both before and after the regular annual meeting of shareholders of the Corporation each year (beginning with the annual meeting in 1996), an Option to purchase 2,500 shares of Stock will be granted. Said Option may be exercised with respect to 20 percent of said Stock on each of the first five anniversaries of the date of such grant. The grant shall be effective as of the first meeting of the Board of Directors in each calendar year following each such annual meeting of shareholders.


                  3.1.3 For each person who is a member of the Committee, both before and after the annual meeting of shareholders of the Corporation in 1996 and, thereafter, who is a member of the Committee on

                         February 1 of each calendar year, 500 shares of Restricted Stock will be granted. Such Restricted

                         Stock shall be subject to a Restriction Period of six (6) months. The initial Award will be granted as of the first meeting of the Board of Directors

                         following  the   annual  meeting  in   1996,  and,
                         thereafter, successive Awards will be granted as of February 1 of each calendar year.

                  3.1.4  The Options granted pursuant to this section shall

                         be exercisable at 100 percent of Fair Market Value at the effective date of the grant.
                  3.1.5 With respect to Options granted hereunder, the number of shares exercisable hereunder and exercise prices shall be adjusted according to the provisions of Section 7 and any other relevant provisions hereof.

                  3.1.6 These provisions may not be amended more than once every six months, other than to comport with changes in the Code, the Act, or the regulations thereunder.

               3.2       Duration,  Removal,  Etc..   The  members  of  the
          Committee shall serve at the  pleasure of the Board of Directors,

          which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by action of the Board of Directors.


               3.3 Meetings and Actions of Committee. The Committee shall elect one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions and determinations of the Committee shall be made by the majority vote or decision of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions hereof and with the bylaws of the Corporation as it may deem advisable.

               3.4       Committee's  Powers.     Subject  to  the  express
          provisions hereof, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the terms and provisions of the respective Agreements (which need not be identical), including, but not limited to provisions defining or otherwise relating to

          (i) subject to Section 7 of the Plan, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued upon exercise of Options is restricted, (iii) the extent to which the transferability of shares of Restricted Stock shall be restricted, (iv) the restrictions that shall be placed upon Restricted Stock at the time of its Award, (v) the effect of termination of employment upon the exercisability of the Options and the termination of the Restrictions Period with respect to Restricted Stock, and (vi) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (c) to accelerate the time of exercisability of any Option that has been granted; (d) to construe the respective Agreements and the Plan; and (e) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this
          Section 3.4, and such determinations shall be final, binding and conclusive.


               SECTION 4.     Eligibility and Participation

               4.1       Eligible  Individuals.    Awards  may  be  granted
          hereunder only  to persons  who are Eligible  Individuals at  the time of the grant thereof.

               Notwithstanding any provision contained herein to the contrary, a person shall not be eligible to receive an Incentive Option hereunder unless he is an employee of the Corporation or an Affiliate, nor shall a person be eligible to receive an Incentive Option hereunder if he, at the time such Option is granted, would own (within the meaning of sections 422 and 425 of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation or of an Affiliate, unless at the time such Incentive Option is granted, (i) the exercise price per share of

          Stock is at least one hundred and ten percent (110%) of the Fair Market Value of each share of stock to which the Incentive Option relates and (ii) the Incentive Option is not exercisable after the expiration of five (5) years from the date it is granted.

               4.2 Notwithstanding any provision contained herein to the contrary, there shall be no grant in excess of 100,000 shares to any one individual in any one year.


               4.3 No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Option nor to receive an Award.

          SECTION 5.     Grant  of   Awards  and   Certain  Terms   of  the
          Agreements


               Subject to the express provisions hereof, the Committee shall determine which Eligible Individuals shall be granted Awards hereunder from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the

          Corporation or its Affiliates and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each such Award and shall authorize and cause the Corporation to grant Awards in accordance with such determinations.


               The date on which the Committee completes all action constituting an offer of an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an

          Agreement is granted, even though certain terms of the Agreement may not be at such time determined and even though the Agreement may not be executed until a later time. For purposes of the preceding sentence, an offer shall not be deemed made until the Committee has communicated the grant thereof to the potential

          Holder. In no event, however, shall an Optionee gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Agreement by the Corporation and the Holder.


               Each Award granted hereunder shall be evidenced by an Agreement, executed by the Corporation and the Eligible Individual to whom the Award is granted, incorporating such terms as the Committee shall deem necessary or desirable. More than one Award may be granted hereunder to the same eligible Individual and be outstanding concurrently hereunder. In the event an Eligible Individual is granted any combination of one or more Incentive Options, one or more Nonstatutory Options and one or more grants of restricted Stock, such grants shall be evidenced by separate Agreements, one for each of the Incentive Option grants, one for each of the Nonstatutory Option grants and one or each of the Restricted Stock awards.

               Each  Agreement   may  contain  or  otherwise   provide  for

          conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award granted hereunder or otherwise, and such restrictions on the transferability of shares of the Stock acquired pursuant to an Award granted hereunder or otherwise as the Committee in its sole and absolute discretion shall deem proper or advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation, or its Affiliates for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and shareholders of the Corporation other than the Holder of such shares of Stock who is a party to this particular Agreement or a subsequent holder of the shares of Stock who is bound by such Agreement.


               In addition, the Committee may grant cash awards payable in connection with the exercise of an Award the terms and conditions of such awards to be such as the Committee in it sole discretion deems appropriate; provided, however, that no such cash award shall be effective unless it can comply and does comply with any applicable requirements for exemption from liability pursuant to Rule 16b-3 promulgated under the Act.

               Notwithstanding the foregoing provisions of this  Section 5,

          the Chief Executive Officer of the Corporation may, from time to time, at his sole discretion but subject to the following provisions of this Section 5, grant Awards to individuals who are not at the time of grant subject to liability under Section 16(b) of the Act. The total number of shares of the Restricted Stock or other Stock, as appropriate, that shall at any time be subject to grant pursuant to the immediately preceding sentence shall be specified from time to time by resolution of the Board of Directors, and such number of shares shall be included within the number of shares stated in Section 2.1. The Board of Directors may further limit the authority of the Chief Executive Officer to grant Awards and may prescribe some or all of the terms of any such Awards to such an extent as the Board of Directors deems appropriate.


               SECTION 6.     Restricted Stock

               6.1 Methods of Acquisition. Restricted Stock may be received by an Eligible Individual either as an Award or as the result of an exercise of an Option. Restricted Stock shall be subject to a Restriction Period, after which restrictions will lapse.

               6.2 Restrictions on Disposal. Except as otherwise provided in this Section 6 and Section 7 of the Plan, no shares of Restricted Stock received by an Eligible Individual shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

               6.3       Custody of Stock During  Restriction Period.   The
          Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of receipt of any Restricted Stock that the Eligible Individual shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

               6.4       Limited Exchange of Restricted  Stock.  Nothing in

          this Section 6 shall preclude an Eligible Individual from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted, but only to the extent such exchanges are permitted under the terms of this Plan or this Agreement at the time of the exchange.

               SECTION 7.     Terms and Conditions of Awards

               All Awards granted hereunder shall comply with, be deemed to include, and shall be subject to the following terms and conditions:

               7.1 Number of Shares. Each Agreement shall state the number of shares of Stock to which it relates.


               7.2 Option Exercise Price. Each Incentive Stock Option Agreement and Nonstatutory Stock Option Agreement shall state the exercise price per share of Stock. The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the date of the grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than fifty percent (50%) of the Fair Market Value per share of the Stock on the date of the grant of the Option.

               7.3 Medium and Time of Payment, Method of Exercise, and Withholding Taxes. The exercise price of an Option shall be payable upon the exercise of the Option (i) in cash, (ii) by check payable to the order of the Corporation, (iii) with the consent of the Committee, with shares of Stock of the Corporation owned by the Holder for at least six (6) months, or (iv) by a combination of cash and such shares.


               Exercise of an Option shall not be effective until the Corporation has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate exercise price of the number of shares purchased. The Corporation shall not in any case be required to sell, use, or deliver a fractional share of Stock with respect to any Award.

               The Committee may, in its discretion, require a Holder to pay to the Corporation at the time of exercise of an Option or portion thereof or the lapse of a Restriction Period, as applicable, the amount that the Corporation deems necessary to satisfy its obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Where the exercise of an Option or lapse of a Restriction Period does not give rise to an obligation to withhold federal income or other taxes on the date of exercise, the Corporation may, in its discretion, require a Holder to place unrestricted shares of Stock, which may be the shares received upon exercise of the Option or released by the lapse of the Restriction Period, in escrow for the benefit of the Corporation until such time as federal income or other tax withholding is no longer required with respect to such shares or until such withholding is required on amounts included in the gross income of the Holder as a result of the exercise of an Option, the disposition of shares of Stock acquired pursuant thereto or the lapse of the Restriction Period. At such later time, the Corporation, in its discretion, may require a Holder to pay to the Corporation the amount that the Corporation deems necessary to satisfy its obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option, the disposition of shares of Stock or the lapse of the Restriction Period. Upon receipt of such payment by the Corporation, such shares of Stock shall be released from escrow to the Holder.


               7.4 Term, Time of Exercise, and Transferability of Awards and Options. In addition to such other terms and conditions as may be included in a particular Agreement granting an Award, the rights of a Holder under an Award shall be exercisable during a Holder's lifetime only by him or her or by his or her guardian or legal representative. Each Award shall also be subject to the following terms and conditions:

                  (a)    Termination  of Employment  or Directorship.   The
               provisions of this Section 7.4(a)  shall apply to the extent a Holder's Agreement does not expressly provide otherwise. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of the
               Corporation   and   its   affiliates  because   the   Holder
               voluntarily  terminates   employment  with  such   group  of

               employers and the Holder does not remain or thereupon become a director of the Corporation or one or more of its
               Affiliates, or if a Holder voluntarily ceases to be a director of at least one of the corporations in the group of corporations consisting of the Corporation and its

               Affiliates and the Holder does not remain or thereupon become an employee of the Corporation or one or more of it's Affiliates, the Holder shall have the right for thirty (30) days after such termination or cessation to exercise the Option with respect to that portion thereof that has become exercisable and, with respect to Restricted Stock, receive an additional thirty (30) days for restrictions on such Restricted Stock to lapse pursuant to the Holder's Agreement as of the date of the Holder's termination of employment or cessation of directorship, whichever occurs latest, and thereafter (i) that portion of the Option shall terminate and cease to be exercisable and (ii) the shares of Restricted Stock with respect to which the restrictions applicable to such Restricted Stock have not lapsed shall revert to the Corporation.


                  If a Holder ceases to be employed by at  least one of the
               employers in the group of employers consisting of the Corporation and its Affiliates because any of such entities terminates the Holder's employment for misconduct, (i) the portion, if any, of an Award or Option that remains unexercised, including that portion, if any, that pursuant to the Agreement is not yet exercisable, at the time of the Holder's termination of employment, shall terminate and cease to be exercisable as of such time and (ii) the shares of Restricted Stock with respect to which the restrictions applicable to such Restricted Stock have not lapsed shall revert to the Corporation. "Misconduct" shall be defined in the Corporation's Personnel Policy and Procedures Manual.


                  If a Holder ceases to be employed by at  least one of the
               employers in the group of employers consisting of the Corporation and its affiliates because one or more of such entities terminates the employment of the Holder, but not for misconduct, and the Holder does not remain or thereupon become a director of the Corporation or one or more of it's affiliates, the Holder shall have the right for ninety (90) days after such termination or cessation to exercise the Option with respect to that portion thereof that has become exercisable and, with respect to Restricted Stock, receive an additional ninety (90) days for restrictions on such Restricted Stock to lapse pursuant to the Holder's Agreement as of the date of the Holder's termination of employment or cessation of directorship, whichever occurs latest, and thereafter (i) that portion of the Option shall terminate

               and  cease  to  be  exercisable  and  (ii)   the  shares  of
               Restricted Stock with respect to which the restrictions applicable to such Restricted Stock have not lapsed shall revert to the Corporation.


                  With respect to  nonemployee director holders,  if such a
               Holder ceases to be a director of at least one of the corporations in the group of corporations consisting of the Corporation and its Affiliates, the Holder shall have the right for thirty (30) days after such cessation to exercise the options with respect to that portion thereof that has become exercisable.

                  That portion  of an  Option which is  not exercisable  on
               the  date  of  termination  of  employment  or  cessation of

               directorship  shall  terminate  and  be  forfeited  to   the
               Corporation on the date of such termination or cessation.

                  (b) Disability. The provisions of this Section 7.4(b) shall apply to the extent a Holder's Agreement does not expressly provide otherwise. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of the Corporation and its Affiliates by reason of disability (as defined in section 22(e)(3) of the Code) and does not remain or thereupon become a director of the Corporation or one or more of its Affiliates, or if the Holder is only a director and ceases by reason of such disability to be a director of at least one of the corporations in the group of corporations consisting of the Corporation and its Affiliates, the Holder shall have the right for twelve (12) months after the date of termination of employment with or cessation of directorship of such group of employers by reason of disability, whichever occurs latest, to exercise an Option to the extent such Option is exercisable and, with respect to Restricted Stock, receive an additional twelve (12) months for restrictions on such Restricted Stock to lapse pursuant to the terms of the Holder's Agreement on the date of his termination of employment or cessation of directorship, and thereafter (i) the Option shall terminate and cease to be exercisable and

               (ii) the shares of Restricted Stock with respect to which the restrictions applicable to such Restricted Stock have not lapsed shall revert to the Corporation.

                  (c)    Death.   The  provisions  of  this Section  7.4(c)

               shall apply to the extent a Holder's Agreement does not expressly provide otherwise. If a Holder dies while in the employ of the Corporation or an Affiliate or dies while a director of the Corporation or an Affiliate, an Option shall be exercisable by the Holder's legal representatives, heirs, legatees, or distributees for twelve (12) months following the date of the Holder's death to the extent such Option is exercisable and, with respect to Restricted Stock, receive an additional twelve (12) months for restrictions on such Restricted Stock to lapse pursuant to the Holder's Agreement on the Holder's date of death, and thereafter (i) the Option shall terminate and cease to be exercisable and (ii) the shares of Restricted Stock with respect to which the restrictions applicable to such Restricted Stock have not lapsed shall revert to the Corporation.


               Notwithstanding any other provision of this Plan, including the provisions of items (a), (b), and (c) of this Section 7.4, no Incentive Option shall be exercisable after the expiration of the later of ten (10) years from the date it is granted, or the period specified in Section 4.1, if applicable.

               The Committee shall have authority to prescribe in any Option Agreement that the Option evidenced thereby may be exercised in full or in part as to any number of shares subject thereto at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe. Except as provided above and unless otherwise provided in any Agreement, an Option may be exercised at any time or from time to time during the term of the Option.

          Such exercise may be as to any or all whole (but no fractional) shares that have become purchasable under the Award or Option.

               Within a reasonable time or such time as may be permitted by law after (i) the Corporation receives written notice that the

          Holder has elected to exercise all or a portion of an Option, such notice to be accompanied by payment in full of the aggregate Option exercise price of the number of shares of Stock purchased or (ii) the Restriction Period with respect to a Holder's Restricted Stock has lapsed, the Corporation shall deliver a certificate representing such shares and pay any other amounts payable in consequence of such exercise. In the event that a Holder is entitled to receive shares due to his exercise of any combination of an Incentive Option, or portion thereof, or a Nonstatutory Stock Option, or a portion thereof and the lapse of a Restriction Period, separate Stock certificates shall be issued, one for the Stock subject to the Incentive Option one for the Stock subject to the Award or Nonstatutory Stock Option, and one for the released Restricted Stock. The number of the shares of Stock transferrable due to an exercise of an Option or the lapse of a Restriction Period under this Plan shall not be increased due to the passage of time, except as may be provided in an Agreement. However, this number of such shares of Stock which are transferrable may increase due to the occurrence of certain events which are fully described in Section 7.6.


               Nothing herein or in any award granted hereunder shall require the Corporation to issue any shares pursuant to such Award if such issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act of

          1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect. At the time of receipt of shares pursuant to an Award, the Corporation may, as a condition precedent, require from the Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning his intentions with regard to the retention or disposition of the shares being acquired pursuant to such Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by such Holder (or in the event of his death, his legal representatives, heirs, legatees, or distributees), will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statues, or any other applicable state or federal statute or regulation, as then in effect.

               7.5 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an

          Incentive Option. Except as is otherwise provided in the second paragraph of Section 7.6 hereof, with respect to any Incentive Option granted under this Plan, the sum of:

                  (a) the  aggregate Fair  Market Value of shares  of Stock

               subject  to   such  Incentive   Option  that  first   become
               purchasable in a calendar year under such Incentive Option, and

                  (b) the  aggregate Fair Market  Value of  shares of Stock

               or stock of any Affiliate (or a predecessor of the Corporation or an Affiliate) subject to any other incentive stock option (within the meaning of section 422 of the Code) of the Corporation or its Affiliates (or a predecessor corporation of any such corporation), that first become purchasable in a calendar year under such incentive stock option may not (with respect to any Holder) exceed $100,000 or such other amount as may be specified by section 422 of the Code, with such Fair Market Value to be determined as of the date the Incentive Option or such other incentive stock option is granted.

               For purposes of this Section 7.5, "predecessor corporation" means (i) a corporation that was a party to a transaction described in section 425(a) of the Code (or which would be so described if a substitution or assumption under such section had been effected) with the Corporation, (ii) a corporation that, at the time the new incentive stock option (within the meaning of section 422 of the Code) is granted, is an Affiliate of the

          Corporation   or   a   predecessor  corporation   of   any   such
          corporations, or (iii) a predecessor corporation of any such corporations.

               7.6       Adjustments   Upon   Changes  in   Capitalization,

          Merger, Etc. Notwithstanding any other provision hereof, in the event of any change in the number of outstanding shares of Stock

                  (a) effected  without receipt  of consideration  therefor
               by the Corporation, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization,

               merger, or otherwise, in which the Corporation is the surviving corporation;

                  (b) by  reason of  a spin-off  to the  shareholders of  a
               part of the Corporation into a separate entity; or


                  (c)   by  reason  of   assumptions  and   conversions  of
               outstanding grants due to an acquisition by the Corporation of a separate entity, then:


          (i) the aggregate number and class of the reserved shares, (ii) the number and class of shares subject to each outstanding Award and (iii) the exercise price of each outstanding Option shall be automatically adjusted to accurately and equitably reflect the effect thereon of such change; provided, however, that any fractional share resulting from such adjustment may be eliminated. In the event of a dispute concerning such adjustment, the Committee has full discretion to determine the resolution of the dispute. Such determination shall be final, binding and conclusive. The number of reserved shares or the number of shares subject to any outstanding Award shall be automatically reduced by any fraction included therein which results from any adjustment made pursuant to this Section 7.6.

               The following  provisions of  this Section  7.6 shall  apply unless a Holder's Agreement provides otherwise. The occurrence of:

                  (a) a dissolution or liquidation of the Corporation;


                  (b) a merger or consolidation (other than a merger effecting a reincorporation of the Corporation in another state or any other merger or a consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Corporation and their proportionate interests therein immediately prior to the merger or consolidation) in which the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Corporation and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Corporation and their proportionate interests therein immediately prior to the transaction);

                  (c) a transaction in which  any person becomes  the owner
               of 50% or more of the total combined voting power of all classes of stock of the Corporation shall cause every Award then outstanding to terminate, but (i) the Holders of each such then outstanding Options shall, in any event, have the right, immediately prior to such dissolution, liquidation, merger, consolidation, or transaction, to exercise such Options, to the extent not theretofore exercised, without regard to the determination as to the periods and installments of exercisability made pursuant to a Holder's Agreement if (and only if) such Options have not at that time expired or been terminated and (ii) the restrictions applicable to the Holders of Restricted

          Stock pursuant to every such terminating award shall lapse immediately prior to such dissolution, liquidation, merger, consolidation, or transaction without regard to the determination as to the periods and installments of vesting of Restricted Stock made pursuant to a Holder's Agreement if (and only if) such

          Restricted Stock has not at that time otherwise reverted to the Corporation.

               7.7 Rights as a Shareholder. A Holder shall have no right as a shareholder with respect to any shares covered by his

          Award until a certificate representing such shares is issued and delivered to him. No adjustment shall be made for dividends (ordinary, or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7.6 hereof.

               7.8 Modification, Extension and Renewal of Awards. Subject to the terms and conditions of and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards granted under the Plan, or accept the surrender of Awards outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of new Awards hereunder in substitution therefor (to the extent not theretofore exercised). The Committee may not, however, without the consent of the Holder, modify any outstanding Awards so as to specify a higher or lower exercise price as to Options or accept the surrender of outstanding Incentive Options and authorize the granting of new Awards in substitution therefor specifying a higher or lower exercise price. In addition, no modification of an Award granted hereunder shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted hereunder to such Holder under the Plan, except as may be necessary, with respect to Incentive Options, to satisfy the requirements of section 422 of the Code.


               7.9 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

               7.10 Obligation to Exercise. The granting of an Option hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.


               7.11 Agreement Provisions. The Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon (i) the exercise of an Option and the retention or transfer or shares thereby acquired and (ii) Restricted Stock and the lapse of the Restriction Period) as the Committee shall deem advisable. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or a Nonstatutory Option, as the case may be, and no Agreement shall cover both an Incentive Option and a Nonstatutory Option or both either type of Option and Restricted Stock. Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it related as shall be necessary for

          the   Incentive  Option  to  which   such  Agreement  relates  to
          constitute an incentive stock option, as defined in section 422 of the Code.

               7.12      Non-Transferability  of Award.   An  Award granted

          under this Plan shall not be transferable except by will or by the laws of descent and distribution. The Holder may not make any disposition of an Award or any interest therein. As used in this Plan, "disposition" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Holder's lifetime or upon or after his death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment, except a transfer by will or by the laws of descent or distribution. Any attempted disposition in violation of this
          Section 7.12 shall be void and ineffective for all purposes.

               SECTION 18.  Remedies


               8.1 Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

               8.2 Specific Performance. The Corporation shall be entitled to enforce the terms and provisions of this Section 8, including the remedy of specific performance, in Dallas, Dallas

          County, Texas.

               SECTION 9.  Duration of Plan
               No Awards may be granted hereunder after the date that is ten (10) years from the earlier of (i) the date the Plan is adopted by the Board of Directors or (ii) the date the Plan is approved by the shareholders of the Corporation.

               SECTION 10.  Amendment of Plan


               The Board of directors may, insofar as permitted by law, with respect to any shares at the time that are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that, without the approval of the holders of a majority of the outstanding shares of voting stock of all classes of the Corporation present and voting in person or by proxy at a meeting of shareholders, no such revision or amendment shall (i) cause the Plan to no longer comply with the requirements of Section 16(b) of the Act, any rule promulgated thereunder, any successor statute or rule or other such regulatory requirements, or in any manner cause Incentive Options issued under it to fail to satisfy the requirements applicable to incentive stock options as defined in section 422 of the Code.


               SECTION 11.  General

               11.1      Application of  Funds.   The proceeds  received by
          the Corporation from the sale of shares pursuant to Awards and Options shall be used for general corporate purposes.


               11.2 Right of the Corporation and Affiliates to Terminate Employment. Nothing contained in the Plan, or in any Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Affiliate, or interfere in any way with the rights of the Corporation or any Affiliate to terminate his employment any time.

               11.3      No  Liability   for  Good   Faith  Determinations.
          Neither the members of the  Board of Directors nor any member  of the Committee shall be liable, even if negligent, for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

               11.4      Information    Confidential.         As    partial

          consideration for the granting of each Award hereunder, the Agreement may, in the Committee's sole and absolute discretion, provide that the Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the

          Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration such breach in determining whether to recommend the grant of any future Award to such Holder as a factor militating against the advisability of granting any such future Award to such individual.

               11.5 Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock option of the Corporation or any Affiliate or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plans that the Corporation or any Affiliate has adopted, or may, at any time, adopt for the benefit of its employees.


               11.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his or her legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.


               11.7 No guarantee of Interests. The Committee, the Board of Directors and the Corporation, individually and collectively, do not guarantee the Stock of the Corporation from loss or depreciation.


               11.8 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Affiliates; provided, however, that the Corporation or any Affiliate may recover any and all damages, fees, expenses, and/or costs arising out of any actions taken by the Corporation to enforce its rights hereunder.

               11.9      Corporation Records.   Records of  the Corporation
          or its  Affiliates regarding the  Holder's period  of employment,

          termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.


               11.10 Information. The Corporation and its Affiliates shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under the Plan.

               11.11 No Liability of Corporation. The Corporation assumes no obligation or responsibility to the Holder or his or her legal representatives, heirs, legatees, or distributions for any act of, or failure to act on the part of, the Committee.

               11.12 Corporation Action. Any action of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.


               11.13 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

               11.14     Notices.   Whenever  any  notice  is  required  or
          permitted   hereunder,  such  notice  must   be  in  writing  and

          personally delivered or sent by mail or by a nationally recognized courier service. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance herewith or, if by courier, twenty-four (24) hours after it is sent, addressed as described in this Section. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he or she had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his or her address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

               11.15 Waiver of Notice. Any person entitled to notice hereunder may waive such notice.


               11.16 Successors. The Plan shall be binding upon the Holder, his or her legal representatives, heirs, legatees and distributees upon the Corporation, its successors, and assigns, and upon the Committee, and its successors.

               11.17 Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.


               11.18 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent preempted by federal law and except to the extent that Texas corporate law conflicts with the contract law of such state, if different, in which event Texas corporate law shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.


               11.19 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.


               SECTION 12.  Approval of Shareholders

               The Plan shall take effect on the date it is approved by the Board of Directors of the Corporation, subject to approval by the shareholders of the Corporation. If this Plan is not approved by the holders of a majority of the holders of shares of equity securities of the Corporation having voting rights and present and voting in person or by proxy at a meeting of shareholders and within the period beginning on the date the Board of Directors adopts the Plan and ending twelve (12) months after the date the Plan is adopted by the Board of Directors, none of the Options granted hereunder shall constitute Incentive Options and in the event that the Plan is not so approved on or before the first annual meeting of shareholders of the Corporation following the date the Board of Directors adopts the Plan, if any Awards or Options are granted under the Plan before the date such shareholders do approve the Plan to individuals subject to suit under Section 16b of the Act at the time of grant, such Awards or Options shall be null, void, and of no force and effect as of their grant date. If subsequent to the adoption of this Plan, the rules and regulations promulgated under the Act associated with the beneficial treatment of certain events under Section 16(b) of the Act are amended so as to remove a requirement for shareholder approval listed in this Section 12 or in Section 10,

          and  the  Code  does  not  require  shareholder   approval,  that
          requirement  for shareholder  approval  in  this Section  12  and
          Section 10 shall be automatically deleted from this Plan.

               IN WITNESS  WHEREOF, El Chico  Restaurants, Inc.,  acting by and through its officers hereunto duly authorized, has executed this El Chico Restaurants, Inc. 1995 Stock Plan on this the ___ day of ___________, 1995.

          EL CHICO RESTAURANTS, INC.




          By:
          Print Name:

          Title:
          P R O X Y

                                   EL CHICO RESTAURANTS, INC.
                                         12200 Stemmons

                                            Suite 100
                                      Dallas, Texas  75234

                              THIS PROXY IS SOLICITED ON BEHALF OF


                                     THE BOARD OF DIRECTORS

          The undersigned hereby appoints Clayton Killam and Susan Holland and each of them, as proxies, with power to appoint substitutes, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the common stock, par value $.10 per share, of El Chico Restaurants, Inc. (the "Company") held of record by the undersigned at the close of business on March 14, 1996, at the Annual Meeting of Shareholders to be held on May 2, 1996, and any adjournment(s) thereof.


          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2

          AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE MEETING.

          SEE REVERSE


            SIDE





          [X] Please mark your                                       SHARES
          IN YOUR NAME
              votes as in this example.



                                                         FOR   WITHHOLD
          1. Proposal to elect as
             directors of the Company                     [ ]      [ ]
             the following persons, to hold office until the next Annual Meeting of Shareholders of the Company or until their respective successors have been duly elected and shall have qualified: Wallace A.
             Jones, Grahame N. Clark, Jr., Jack D. Knox, Joseph
             V. Mariner, Jr., Joseph S.Thomson.



          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


          __________________________________________________

                                       FOR    AGAINST   ABSTAIN
          2. Proposal to consider and
             approve the El Chico      [ ]      [ ]       [ ]

             Restaurants, Inc. 1995
             Stock Plan and to ratify
             the grant of the stock options
             outstanding thereunder.


                                                FOR    WITHHOLD
          3. In their discretion,
             the proxies are authorized          [ ]       [ ]
             to vote upon such other business
             as may properly

             come before the meeting.

          Please sign exactly as name appears on your stock certificate(s). When shares are held by joint tenants or tenants in common, both should sign below. When signing as attorney, executor,

          administrator, receiver, trustee or guardian, please so specify below. When signing as a corporation, please sign in full corporate name and have signed by the president or other duly authorized officer(s). If a partnership, please have signed in the partnership name by the authorized person(s).



          SIGNATURE(S)______________________________________________
          DATE_________________



          SIGNATURE(S)______________________________________________
          DATE_________________
          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED

          ENVELOPE.